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                                                                EXHIBIT 23(A)


                     [ON DELOITTE AND TOUCHE LLP LETTERHEAD]




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Core Molding Technologies, Inc. on Form S-8 of our report dated March 27, 2003, appearing in the Annual Report on Form 10-K of Core Molding Technologies, Inc. for the year ended December 31, 2002.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Columbus, Ohio
July 16, 2003